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                                                          Prospectus Supplement


                                                          February 9, 2006

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Supplement dated
February 9, 2006 to
the Morgan Stanley
Institutional Fund Inc.
Prospectus dated
April 29, 2005 of:

INTERNATIONAL MAGNUM PORTFOLIO
------------------------------


Morgan Stanley Institutional Fund, Inc.

The second and third paragraphs on page 1 within the section of the Prospectus titled "Investment Summary" are hereby deleted and replaced as follows:

     Approach

     The Portfolio seeks to achieve capital appreciation by investing primarily in equity securities of issuers in EAFE countries, which include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. In seeking to achieve this goal, the Portfolio uses a combination of strategic asset allocation and fundamental stock selection.

     Process
     The Portfolio is managed using a two-part process. The portfolio management team decides the appropriate allocation of the Portfolio's assets among an international growth investment team and regional value-oriented investment teams responsible for Europe, Japan and developed Asia, including Australia and New Zealand (collectively, the "Investment Teams"). Allocation decisions among the Investment Teams are based on a variety of factors, including relative valuations, earnings expectations and macroeconomic factors. Once allocation decisions have been made by the portfolio management team, each Investment Team determines which securities to purchase for its allocated portion of the portfolio using its own investment strategy. The international growth investment team generally looks for securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, region or the world; (ii) strong balance sheets; (3) market capitalization typically greater than $1 billion; (4) attractive price to earnings ratios compared with earnings growth potential (PEG ratio); and (5) attractive earnings momentum as measured by earnings estimates revisions. The regional value-oriented investment teams look for securities of issuers in their respective regions that they believe are attractively valued. The regional value-oriented investment teams analyze each issuer's finances, products and management, typically meeting with each issuer's management before a stock is purchased for the Portfolio. The Investment Teams generally consider selling a portfolio holding when they determine that the holding no longer satisfies its investment criteria.

     The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). However, the Portfolio may also invest up to 5% of its assets in countries not included in the MSCI EAFE Index, including emerging markets countries.

     In addition, all references to "Sub-Advisers" in the Prospectus (other than the caption "Sub-Advisers" and the references thereunder) are hereby deleted and replaced with "Investment Teams."



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                MSIIM SUP 02/06